MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III
                                                          Two World Trade Center
LETTER TO THE SHAREHOLDERS March 31, 2000               New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year with strong growth sustaining full employment. Rising commodity prices heightened concern about inflation. The price of oil moved above $30 per barrel prior to closing at $25 per barrel in March. The Federal Reserve Board reacted by raising the federal funds rate by 25 basis points in both February and March. This marked the fourth and fifth times in less than a year that the central bank has increased short-term rates with the market anticipating further rate increases. Economic growth and a less accommodative monetary policy caused long-term interest rates to rise throughout 1999 and January. In February, the U.S. Treasury announced its plan to use the federal budget surplus to retire debt, precipitating a rally in long Treasury bonds.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of 5.05 percent but increased to 5.97 percent by calendar year-end. This index reached a high of 6.18 percent in January 2000 before ending March at 5.82 percent. Because bond prices move inversely to changes in interest rates, bond prices declined significantly last year and improved modestly in the first quarter of 2000.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the end of 1999 to 99 percent at the end of March 2000 can be primarily attributed to the magnitude of the rally in long-term Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent. Refunding activity, the most interest-rate-sensitive component of supply, was down more than 50 percent. In the first three months of this year, volume was 30 percent lower than in the same period last year.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                [BAR/LINE GRAPH]
                         30 YEAR BOND YIELDS 1994-2000

                                        Insured                                                 Insured Municipal Yields as a
                                    Municipal Yields           U.S. Treasury Yields         Percentage of U.S. Treasury Yields
                                    ----------------           --------------------         ----------------------------------
1994                                      5.40%                            6.34%                             85.17%
                                          5.40                             6.24                              86.54
                                          5.80                             6.66                              87.09
                                          6.40                             7.09                              90.27
                                          6.35                             7.32                              86.75
                                          6.25                             7.43                              84.12
                                          6.50                             7.61                              85.41
                                          6.25                             7.39                              84.57
                                          6.30                             7.45                              84.56
                                          6.55                             7.81                              83.87
                                          6.75                             7.96                              84.80
                                          7.00                             8.00                              87.50
                                          6.75                             7.88                              85.66
1995                                      6.40                             7.70                              83.12
                                          6.15                             7.44                              82.66
                                          6.15                             7.43                              82.77
                                          6.20                             7.34                              84.47
                                          5.80                             6.66                              87.09
                                          6.10                             6.62                              92.15
                                          6.10                             6.86                              88.92
                                          6.00                             6.66                              90.09
                                          5.95                             6.48                              91.82
                                          5.75                             6.33                              90.84
                                          5.50                             6.14                              89.58
                                          5.35                             5.94                              90.07
1996                                      5.40                             6.03                              89.55
                                          5.60                             6.46                              86.69
                                          5.85                             6.66                              87.84
                                          5.95                             6.89                              86.36
                                          6.05                             6.99                              86.55
                                          5.90                             6.89                              85.63
                                          5.85                             6.97                              83.93
                                          5.90                             7.11                              82.98
                                          5.70                             6.93                              82.25
                                          5.65                             6.64                              85.09
                                          5.50                             6.35                              86.61
                                          5.60                             6.63                              84.46
1997                                      5.70                             6.79                              83.95
                                          5.65                             6.80                              83.09
                                          5.90                             7.10                              83.10
                                          5.75                             6.94                              82.85
                                          5.65                             6.91                              81.77
                                          5.60                             6.78                              82.60
                                          5.30                             6.30                              84.13
                                          5.50                             6.61                              83.21
                                          5.40                             6.40                              84.38
                                          5.35                             6.15                              86.99
                                          5.30                             6.05                              87.60
                                          5.15                             5.92                              86.99
1998                                      5.15                             5.80                              88.79
                                          5.20                             5.92                              87.84
                                          5.25                             5.93                              88.53
                                          5.35                             5.95                              89.92
                                          5.20                             5.80                              89.66
                                          5.20                             5.65                              92.04
                                          5.18                             5.71                              90.72
                                          5.03                             5.27                              95.45
                                          4.95                             5.00                              99.00
                                          5.05                             5.16                              97.87
                                          5.00                             5.06                              98.81
                                          5.05                             5.10                              99.02
1999                                      5.00                             5.09                              98.23
                                          5.10                             5.58                              91.40
                                          5.15                             5.63                              91.47
                                          5.20                             5.66                              91.87
                                          5.30                             5.83                              90.91
                                          5.47                             5.96                              91.78
                                          5.55                             6.10                              90.98
                                          5.75                             6.06                              94.88
                                          5.85                             6.05                              96.69
                                          6.03                             6.16                              97.90
                                          6.00                             6.29                              95.39
                                          5.97                             6.48                              92.13
2000                                      6.18                             6.49                              95.22
                                          6.04                             6.14                              98.37
                                          5.82                             5.83                              99.83

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

The performance of Morgan Stanley Dean Witter Municipal Income Opportunities Trust III (OIC) was affected by the higher-interest-rate environment outlined above. For the 12-month period ended March 31, 2000, the Fund's net asset value
(NAV) declined from $9.99 to $9.34 per share. Based on this change, plus the reinvestment of tax-free dividends totaling $0.54 per share and a long-term capital gains distribution of $0.01 per share paid in December 1999, the Fund's total NAV return was -0.20 percent. OIC's value on the New York Stock Exchange
(NYSE) fell from $9.3125 to $7.6875 per share during this period. Based on this change, plus reinvestment of distributions, OIC's total market return was -11.87 percent. As of March 31, 2000, OIC's share price was at a 17.6 percent discount to its NAV.

Monthly dividends for the first quarter of 2000, declared in January, were unchanged at $0.045 per share. The Fund's level of undistributed net investment income was $0.106 per share on March 31, 2000, versus $0.073 per share 12 months earlier.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO STRUCTURE

The Fund's net assets of $92.7 million were diversified among 13 long-term sectors and 53 credits. At the end of March the portfolio's average maturity was 19 years and its average duration, a measure of sensitivity to interest rate changes, 6.3 years. Nonrated securities comprise more than half of OIC's assets. The bonds of one issuer representing 1 percent of net assets are currently not accruing interest. Two other issues, totaling 3 percent of net assets, were accruing income but may experience difficulty with future debt service payments. The accompanying charts and tables provide current information on the portfolio's credit quality, sector distribution and geographic diversification. Optional call provisions by year and their respective cost (book) yields are also displayed.

LOOKING AHEAD

The Federal Reserve Board has expressed concern over prices and rising consumer wealth. We anticipate that the central bank will continue to increase short-term interest rates in an effort to slow the economy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended March 31, 2000, the Fund purchased and retired 5.7 percent (597,000 shares) of its outstanding common stock at a weighted average market discount of 13.8 percent. The effect of this activity is reported in the Financial Highlights table on page 17.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Opportunities Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

LARGEST SECTORS as of March 31, 2000
(% of Net Assets)

[LARGEST SECTORS BAR CHART]

                                                  RECREATIONAL      RETIREMENT &        NURSING &
IDR/PCR*                          MORTGAGE         FACILITIES         LIFE CARE          HEALTH           HOSPITAL
--------                          --------        ------------      ------------        ---------         --------
23%                                  17%               14%               12%               11%                7%


EDUCATION
---------
      6%

* Industrial Development/Pollution Control Revenue

  Portfolio structure is subject to change.


CREDIT RATINGS as of March 31, 2000
(% of Total Long-Term Portfolio)

[CREDIT RATINGS PIE CHART]

Aaa/AAA                                        Aa/AA                   A/A                  Baa/BBB                  N/R
-------                                        -----                   ---                  -------                  ---
12%                                              2%                     5%                     18%                    63%

As measured by Moody's Investors Service, Inc. or
Standard & Poor's Corp.

Portfolio structure is subject to change.

GEOGRAPHIC SUMMARY OF INVESTMENTS
---------------------------------
Based on Market Value as a Percent of Net Assets
March 31, 2000
Alabama                                                                            0.8%
Arkansas                                                                           1.7
California                                                                        11.1
Colorado                                                                           3.8
Connecticut                                                                        0.6
District of Columbia                                                               1.7
Florida                                                                            6.3
Hawaii                                                                             1.3
Illinois                                                                           6.1
Iowa                                                                               2.4
Kentucky                                                                           3.3
Louisiana                                                                          4.3
Maryland                                                                           1.1
Massachusetts                                                                      9.9
Michigan                                                                           2.0
Missouri                                                                           3.9
New Jersey                                                                         6.6
New York                                                                           5.9
Ohio                                                                               5.7
Pennsylvania                                                                       1.1
Texas                                                                              3.7
Utah                                                                               2.1
Virginia                                                                          14.5
Washington                                                                         3.3
Wisconsin                                                                          1.5
Joint Exemptions*                                                                 -4.5
                                                                                  ----
Total                                                                          100.20%
                                                                               =======

--------------------------
* Joint exemptions have been included in each geographic
  location.
  Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

[BAR CHART]

                     CALL AND COST (BOOK) YIELD STRUCTURE
                                MARCH 31, 2000

                                                                           PERCENT CALLABLE*
                                                                           -----------------
2000                                                                                                 26.00%
2001                                                                                                  5.00%
2002                                                                                                  3.00%
2003                                                                                                  5.00%
2004                                                                                                  5.00%
2005                                                                                                  7.00%
2006                                                                                                 10.00%
2007                                                                                                  6.00%
2008                                                                                                  7.00%
2009                                                                                                 10.00%
2010+                                                                                                16.00%
                                                               Weighted Average Call Protection: 5.2 Years
[LINE GRAPH]

                            COST (BOOK) YIELD **
                            --------------------
2000
                                  9.07%
2001
                                  9.92%
2002
                                  5.83%
2003
                                  7.30%
2004
                                  6.70%
2005
                                  6.96%
2006
                                  6.58%
2007
                                  6.10%
2008
                                  5.78%
2009
                                  6.05%
2010+
                                  6.98%
                                               Weighted Average Book Yield:7.35%

 * % Based on Long-Term Portfolio.
** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before fund operating expenses. For example, the fund earned a book yield of 9.92% on 5% of the long-term portfolio that are callable in 2001.
   Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On October 28, 1999, an annual meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Wayne E. Hedien
For.........................................................   6,846,385
Withheld....................................................     163,956

Dr. Manuel H. Johnson
For.........................................................   6,844,603
Withheld....................................................     165,738

John L. Schroeder
For.........................................................   6,847,685
Withheld....................................................     162,656

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

For.........................................................   6,849,901
Against.....................................................      47,021
Abstain.....................................................     113,419

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS March 31, 2000

PRINCIPAL
AMOUNT IN                                                                 COUPON    MATURITY
THOUSANDS                                                                  RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (96.1%)
            Educational Facilities Revenue (5.5%)
$  1,000    ABAG Finance Authority for Nonprofit Corporations,
             California, National Center for International Schools
             COPs.......................................................   7.50 %   05/01/11    $1,049,860
   1,200    San Diego County, California, The Burnham Institute COPs....   6.25     09/01/29     1,174,644
   2,250    Massachusetts Development Finance Agency, Eastern Nazarene
             College Ser 1999...........................................   5.625    04/01/29     1,928,430
   1,000    New York State Dormitory Authority, State University 1993
             Ser A......................................................   5.25     05/15/15       977,500
--------                                                                                        ----------
   5,450                                                                                         5,130,434
--------                                                                                        ----------
            Hospital Revenue (6.5%)
   1,500    Hawaii Department of Budget & Finance, Wilcox Memorial
             Hospital Ser 1998..........................................   5.50     07/01/28     1,166,295
   1,890    Dixon, Illinois, Katherine Shaw Bethea Hospital Ser 1990....   9.75     12/01/10     1,976,902
            Massachusetts Health & Educational Facilities Authority,
   1,000     Dana Farber Cancer Institute Ser G -1......................   6.25     12/01/14     1,011,410
   1,000     Dana Farber Cancer Institute Ser G -1......................   6.25     12/01/22       984,420
   1,000    New Jersey Health Care Facilities Financing Authority,
             Raritan Bay Medical Center Ser 1994........................   7.25     07/01/27       913,030
--------                                                                                        ----------
   6,390                                                                                         6,052,057
--------                                                                                        ----------
            Industrial Development/Pollution Control Revenue (22.8%)
   1,500    Pope County, Arkansas, Arkansas Power & Light Co Ser 1990
             (AMT)......................................................   8.00     11/01/20     1,545,480
   1,605    Metropolitan Washington Airports Authority, District of
             Columbia & Virginia, CaterAir International Corp Ser 1991
             (AMT)++....................................................  10.125    09/01/11     1,605,498
   1,000    Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT)............   6.00     06/01/27       979,150
   3,000    Perry County, Kentucky, TJ International Ser 1994 (AMT).....   7.00     06/01/24     3,064,170
   1,375    Maryland Industrial Development Financing Authority, Medical
             Waste Assocs LP 1989 Ser (AMT)(a)..........................   8.75     11/15/10     1,045,000
   1,500    Massachusetts Industrial Finance Agency, Eastern Edison Co
             Refg Ser 1993..............................................   5.875    08/01/08     1,459,470
   1,000    New Jersey Economic Development Authority, Kapkowski Road
             Landfill Ser 1998 A........................................   6.375    04/01/31       951,540
   2,500    Port Authority of New York & New Jersey, Continental
             Airlines Inc & Eastern Airlines Inc/LaGuardia Airport 1990
             Ser 2 (AMT)++..............................................   9.125    12/01/15     2,603,375
   1,695    Cleveland - Cuyahoga County Port Authority, Ohio, C & P
             Docks Ser 1997-1 (AMT).....................................   6.00     03/01/07     1,633,675
   1,000    Beaver County Industrial Development Authority,
             Pennsylvania, Toledo Edison Co Collateralized Ser 1995-B...   7.75     05/01/20     1,063,500
   2,000    Sabine River Authority, Texas, Texas Utilities Electric Co
             Ser 1990 B (AMT)...........................................   8.25     10/01/20     2,062,720
   3,000    Pittsylvania County Industrial Development Authority,
             Virginia, Multi-Trade Ser 1994 A (AMT)**...................   7.45     01/01/09     3,078,299
--------                                                                                        ----------
  21,175                                                                                        21,091,877
--------                                                                                        ----------
            Mortgage Revenue - Multi-Family (9.3%)
   2,262    Saint Tammany Public Trust Financing Authority, Louisiana,
             Refg Ser 1990..............................................  10.00     10/01/20     2,391,764
            Alexandria Redevelopment & Housing Authority, Virginia,
   1,760     Courthouse Commons Apts Ser 1990 A (AMT)...................  10.00     01/01/21     1,763,784
  10,438     Courthouse Commons Apts Ser 1990 B (AMT)...................   0.00     01/01/21     1,385,497

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

PRINCIPAL
AMOUNT IN                                                                 COUPON    MATURITY
THOUSANDS                                                                  RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  3,000    Washington Housing Finance Commission, FNMA Collateralized
             Refg Ser 1990 A............................................   7.50 %   07/01/23    $3,069,120
--------                                                                                        ----------
  17,460                                                                                         8,610,165
--------                                                                                        ----------
            Mortgage Revenue - Single Family (7.3%)
   1,500    Colorado Housing & Finance Authority, 2000 Ser B-2 (AMT)
             (WI).......................................................   7.25     10/01/31     1,631,280
   2,460    Chicago, Illinois, GNMA-Collateralized Ser 1998 A-1 (AMT)...   6.45     09/01/29     2,504,083
            Ohio Housing Finance Agency,
     665     GNMA-Backed 1990 Ser C (AMT)...............................   7.85     09/01/21       682,523
   2,000     Residential GNMA-Collateralized 1996 Ser B-2 (AMT).........   6.10     09/01/28     1,944,700
--------                                                                                        ----------
   6,625                                                                                         6,762,586
--------                                                                                        ----------
            Nursing & Health Related Facilities Revenue (10.7%)
   2,000    Orange County Health Facilities Authority, Florida,
             Westminister Community Care Services Inc Ser 1999..........   6.75     04/01/34     1,783,040
   1,000    Iowa Health Facilities Development Financing Authority, Care
             Initiatives Ser 1996.......................................   9.25     07/01/25     1,203,550
   1,500    Westside Habilitation Center, Louisiana, Intermediate Care
             Facility for the Mentally Retarded Refg Ser 1993...........   8.375    10/01/13     1,589,775
   2,630    Massachusetts Industrial Finance Agency, Kennedy-Donovan
             Center Inc 1990 Issue......................................   7.50     06/01/10     2,625,529
   1,000    Mount Vernon Industrial Development Agency, New York,
             Meadowview at the Wartburg Ser 1999........................   6.20     06/01/29       852,480
   1,895    Hurricane, Utah, Mission Health Service Ser 1990............  10.50     07/01/20     1,900,685
--------                                                                                        ----------
  10,025                                                                                         9,955,059
--------                                                                                        ----------
            Public Facilities Revenue (1.2%)
   1,097    Newton County, Texas, Detention Phase II COPs...............   9.875    12/15/11     1,103,969
--------                                                                                        ----------

            Recreational Facilities Revenue (13.5%)
   1,000    West Jefferson Amusement & Public Park Authority, Alabama
             VisionLand Ser 1999........................................   6.375    02/01/29       729,330
            Del Mar Race Track Authority, California
   2,000     Refg Ser 1996..............................................   6.00     08/15/06     2,040,080
   2,000     Refg Ser 1996..............................................   6.00     08/15/08     2,023,820
   1,000    Sacramento Financing Authority, California, Convention
             Center Hotel 1999 Ser A....................................   6.25     01/01/30       917,010
   1,300    San Diego County, California, San Diego Natural History
             Museum COPs................................................   5.60     02/01/18     1,188,408
   3,250    Metropolitan Football Stadium District, Colorado, Sales Tax
             Ser 1999 A (MBIA)..........................................   0.00     01/01/10     1,923,968
     500    Mashantucket (Western) Pequot Tribe, Connecticut, 1996 Ser A
             (b)........................................................   6.40     09/01/11       518,715
   3,000    Saint Louis Industrial Development Authority, Missouri, Kiel
             Center Refg Ser 1992 (AMT).................................   7.75     12/01/13     3,126,120
--------                                                                                        ----------
  14,050                                                                                        12,467,451
--------                                                                                        ----------
            Retirement & Life Care Facilities Revenue (11.8%)
   2,000    St Johns County Industrial Development Authority, Florida,
             Glenmoor Ser 1999 A........................................   8.00     01/01/30     1,965,120
   1,425    Massachusetts Development Finance Agency, Loomis Communities
             Ser 1999 A.................................................   5.625    07/01/15     1,209,155
            New Jersey Economic Development Authority,
   1,000     Franciscan Oaks Ser 1997...................................   5.70     10/01/17       830,830
   1,000     Franciscan Oaks Ser 1997...................................   5.75     10/01/23       808,960
   1,000    Glen Cove Housing Authority, New York, Mayfair at Glen Cove
             Ser 1996 (AMT).............................................   8.25     10/01/26     1,056,920

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

PRINCIPAL
AMOUNT IN                                                                 COUPON    MATURITY
THOUSANDS                                                                  RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  1,000    Lorain County, Ohio, Laurel Lakes Ser 1993..................   7.30 %   12/15/14    $1,024,500
   2,966    Chesterfield County Industrial Development Authority,
             Virginia, Brandermill Woods Ser 1998.......................   6.50     01/01/28     2,610,114
   1,750    Wisconsin Health & Educational Facilities Authority, Oakwood
             Ser 1998...................................................   5.90     08/15/28     1,392,020
--------                                                                                        ----------
  12,141                                                                                        10,897,619
--------                                                                                        ----------
            Tax Allocation Revenue (3.3%)
   1,110    Bradley, Illinois, Bradley North Redevelopment Ser 1990.....   9.125    01/01/05     1,163,014
   1,845    Muskegon Downtown Development Authority, Michigan, 1989 Ser
             A-1 (b)....................................................   9.75     06/01/18     1,889,557
--------                                                                                        ----------
   2,955                                                                                         3,052,571
--------                                                                                        ----------
            Transportation Facilities Revenue (2.2%)
   2,000    Foothill/Eastern Transportation Corridor Agency, California,
             Ser 1999...................................................   0.00     01/15/27     1,022,300
   1,000    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
             Ser 1993 A (AMBAC).........................................   5.85     10/01/13     1,032,470
--------                                                                                        ----------
   3,000                                                                                         2,054,770
--------                                                                                        ----------
            Water & Sewer Revenue (1.1%)
   1,000    Northern Palm Beach County Improvement District, Florida,
--------     Water Control & Improvement #9A Ser 1996 A.................   7.30     08/01/27     1,044,320
                                                                                                ----------

            Other Revenue (0.9%)
   1,000    Capistrano Unified School District, California, Community
--------     Facilities District #98-2 Ladera Ser 1999 Special Tax......   5.75     09/01/29       868,250
                                                                                                ----------

 102,368    TOTAL TAX-EXEMPT MUNICIPAL BONDS
--------     (Identified Cost $90,807,077)...................................................   89,091,128
                                                                                                ----------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.1%)
     500    Missouri Health & Educational Facilities Authority,
             Washington University Ser C (Demand 04/03/00)..............   4.00*%   09/01/30       500,000
     300    Harris County Health Facilities Development Corporation,
             Texas, St Luke's Episcopal Hospital Ser 1997 A (Demand
             04/03/00)..................................................   4.10*    02/15/27       300,000
   3,000    Roanoke Industrial Development Authority, Virginia, Carilion
             Health Ser 1997 A
             (Demand 04/03/00)..........................................   4.00*    07/01/27     3,000,000
--------                                                                                        ----------

   3,800    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
--------     (Identified Cost $3,800,000)....................................................    3,800,000
                                                                                                ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                          VALUE
-----------------------------------------------------------------------------------------------------------
$106,168    TOTAL INVESTMENTS (Identified Cost $94,607,077) (c)......................  100.2%   $92,891,128
========

            LIABILITIES IN EXCESS OF OTHER ASSETS..................................     (0.2)      (219,033)
                                                                                       -----    -----------

            NET ASSETS..............................................................   100.0%   $92,672,095
                                                                                       =====    ===========

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    WI      Security purchased on a "when-issued" basis.
    ++      Joint exemption in locations shown.
    *       Current coupon of variable rate demand obligation.
    **      This security is segregated in connection with the purchase of "when-issued" securities.
   (a)      Non-income producing security; bond in default.
   (b)      Resale is restricted to qualified institutional investors.
   (c)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $1,834,960 and the aggregate gross
            unrealized depreciation is $3,550,909, resulting in net
            unrealized depreciation of $1,715,949.

Bond Insurance:
------------------------------------------------------------------------
  AMBAC     AMBAC Assurance Corporation.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000
ASSETS:
Investments in securities, at value
 (identified cost $94,607,077).............................. $92,891,128
Cash........................................................      97,266
Interest receivable.........................................   1,795,586
Prepaid expenses and other assets...........................      19,989
                                                              ----------

    TOTAL ASSETS............................................  94,803,969
                                                              ----------

LIABILITIES:
Payable for:
    Investments purchased...................................   1,633,969
    Shares of beneficial interest repurchased...............     287,266
    Investment advisory fee.................................      44,435
    Administration fee......................................      26,661
Accrued expenses and other payables.........................     139,543
                                                              ----------

    TOTAL LIABILITIES.......................................   2,131,874
                                                              ----------

    NET ASSETS..............................................  $92,672,095
                                                              ==========

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $93,534,529
Net unrealized depreciation.................................  (1,715,949)
Accumulated undistributed net investment income.............   1,054,627
Accumulated net realized loss...............................    (201,112)
                                                              ----------

    NET ASSETS..............................................  $92,672,095
                                                              ==========

NET ASSET VALUE PER SHARE,
 9,925,606 shares outstanding
 (unlimited shares authorized of $.01 par value)............        $9.34
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF OPERATIONS
For the year ended March 31, 2000
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 6,807,601
                                                              -----------

EXPENSES
Investment advisory fee.....................................      495,327
Administration fee..........................................      297,196
Professional fees...........................................       51,752
Shareholder reports and notices.............................       41,778
Transfer agent fees and expenses............................       31,570
Registration fees...........................................       24,668
Trustees' fees and expenses.................................       17,574
Custodian fees..............................................        8,318
Other.......................................................       16,438
                                                              -----------

    TOTAL EXPENSES..........................................      984,621

Less: expense offset........................................       (8,303)
                                                              -----------

    NET EXPENSES............................................      976,318
                                                              -----------

    NET INVESTMENT INCOME...................................    5,831,283
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................     (201,111)
Net change in unrealized appreciation.......................   (7,471,742)
                                                              -----------

    NET LOSS................................................   (7,672,853)
                                                              -----------

NET DECREASE................................................  $(1,841,570)
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR
                                                            ENDED        FOR THE YEAR
                                                          MARCH 31,          ENDED
                                                             2000        MARCH 31, 1999
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..................................  $  5,831,283     $  6,172,061
Net realized gain (loss)...............................      (201,111)       1,921,914
Net change in unrealized appreciation..................    (7,471,742)      (2,267,379)
                                                         ------------     ------------

    NET INCREASE (DECREASE)............................    (1,841,570)       5,826,596
                                                         ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................    (5,560,452)      (6,180,388)
Net realized gain......................................      (100,766)        --
                                                         ------------     ------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS..................    (5,661,218)      (6,180,388)
                                                         ------------     ------------

Decrease from transactions in shares of beneficial
 interest..............................................    (4,893,522)        (486,995)
                                                         ------------     ------------

    NET DECREASE.......................................   (12,396,310)        (840,787)
NET ASSETS:
Beginning of period....................................   105,068,405      105,909,192
                                                         ------------     ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,054,627 and $783,796, respectively).............  $ 92,672,095     $105,068,405
                                                         ============     ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS March 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Opportunities Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2000 aggregated $18,602,185 and $21,403,458, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At March 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $2,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 2000, included in Trustees' fees and expenses in the Statement of Operations amounted to $5,622. At March 31, 2000, the Fund

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III had an accrued pension liability of $50,691 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   -----------
Balance, March 31, 1998.....................................  10,573,906   $105,739    $98,809,307
Treasury shares purchased and retired (weighted average
 discount 5.10%)*...........................................     (51,300)      (513)      (486,482)
                                                              ----------   --------    -----------
Balance, March 31, 1999.....................................  10,522,606    105,226     98,322,825
Treasury shares purchased and retired (weighted average
 discount 13.76%)*..........................................    (597,000)    (5,970)    (4,887,552)
                                                              ----------   --------    -----------
Balance, March 31, 2000.....................................   9,925,606   $ 99,256    $93,435,273
                                                              ==========   ========    ===========

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

On March 28, 2000, the Fund declared the following dividends from net investment income:

 AMOUNT       RECORD         PAYABLE
PER SHARE      DATE            DATE
---------  -------------  --------------
 $0.045    April 7, 2000  April 20, 2000
 $0.045    May 5, 2000    May 19, 2000
 $0.045    June 9, 2000   June 23, 2000

6. FEDERAL INCOME TAX STATUS

At March 31, 2000, the Fund had a net capital loss carryover of approximately $49,000 which will be available through March 31, 2008 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $152,000 during fiscal 2000.

As of March 31, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                          FOR THE YEAR ENDED MARCH 31*
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................   $ 9.99    $  10.02   $   9.69   $   9.66   $   9.57
                                                               ------    --------   --------   --------   --------

Income (loss) from investment operations:
 Net investment income......................................     0.57        0.58       0.61       0.65       0.68
 Net realized and unrealized gain (loss)....................    (0.75)      (0.02)      0.40       0.07      (0.01)
                                                               ------    --------   --------   --------   --------

Total income (loss) from investment operations..............    (0.18)       0.56       1.01       0.72       0.67
                                                               ------    --------   --------   --------   --------

Less dividends and distributions from:
 Net investment income......................................    (0.54)      (0.59)     (0.68)     (0.69)     (0.61)
 Net realized gain..........................................    (0.01)      --         --         --         --
                                                               ------    --------   --------   --------   --------

Total dividends and distributions...........................    (0.55)      (0.59)     (0.68)     (0.69)     (0.61)
                                                               ------    --------   --------   --------   --------

Anti-dilutive effect of acquiring treasury shares...........     0.08       --         --         --          0.03
                                                               ------    --------   --------   --------   --------

Net asset value, end of period..............................   $ 9.34    $   9.99   $  10.02   $   9.69   $   9.66
                                                               ======    ========   ========   ========   ========

Market value, end of period.................................   $7.688    $  9.313   $  9.875   $  10.00   $  9.125
                                                               ======    ========   ========   ========   ========

TOTAL RETURN+...............................................   (11.87)%      0.11%      5.41%     17.64%     18.54%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     0.99 %(1)   1.02%(1)   1.01%(1)   1.03%(1)   1.06%

Net investment income.......................................     5.89 %      5.83%      6.14%      6.66%      6.91%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $92,672    $105,068   $105,909   $102,505   $102,488

Portfolio turnover rate.....................................       20 %        20%        11%        20%         8%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Income Opportunities Trust III (the "Fund") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 9, 2000

                      2000 FEDERAL TAX NOTICE (unaudited)

         During the year ended March 31, 2000, the Fund paid to shareholders $0.54 per share from tax-exempt income.
         For the year ended March 31, 2000, the Fund paid to shareholders $0.01 per share from long-term capital gains.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST III

REVISED INVESTMENT POLICY (unaudited)

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Municipal Income Opportunities Trust III (the "Fund") approved an investment policy whereby the Fund would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Fund will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Julie Morrone
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISOR
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



MORGAN STANLEY
DEAN WITTER
MUNICIPAL INCOME
OPPORTUNITIES TRUST III


Annual Report
March 31, 2000